UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Mr. Christian Pittard
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	10/31/06

Date of reporting period:	10/31/06

Item 1 – Reports to Stockholders.

Invests primarily in global fixed-income securities

Annual Report

October 31, 2006

Letter to Shareholders

December 18, 2006

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2006. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 5.4% for the year ended October 31, 2006 and 8.2% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price decreased by 0.4% over the year, from $13.05 on October 31, 2005 to $13.00 on October 31, 2006. The Fund’s share price on October 31, 2006 represented a discount of 3.4% to the NAV per share of $13.46 on that date, compared with a discount of 5.9% to the NAV per share of $13.87 on October 31, 2005. At the date of this letter, the share price was $13.44, representing a discount of 0.4% to the NAV per share of $13.50

Credit Quality: 86.3% of Securities Rated or Deemed Equivalent to A or Better

The credit quality of the Fund’s investments has been maintained. As of October 31, 2006, 86.3% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2006 totaled $1.085 per share (including a special distribution of 34 cents per share). Based on the share price of $13.00 on October 31, 2006, the distribution rate over the twelve months then ended was 8.3% (5.7% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 13, 2006, the Board of Directors authorized a monthly distribution of 6.5 cents per share, payable on January 12, 2007 to common shareholders of record as of December 29, 2006.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 6.5 cents per share be maintained for twelve months, beginning with the July 2006 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2007.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (continued)

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2006, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Reports to Shareholders

In 2004, in an effort to reduce Fund expenses, the Fund discontinued the printing and mailing of quarterly reports to shareholders for the three-month periods ending January 31 and July 31, and instead posted such reports on the Fund’s website. The Board of Directors has determined that the Fund will no longer prepare formal quarterly reports for the periods ending January 31 and July 31, but, as noted above, shareholders will be able to obtain essential information about the Fund for such periods through the Fund’s reports on Form N-Q, available on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233. Semi-annual and annual reports to shareholders will continue to be prepared and mailed to shareholders.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free on 1-866-839-5233 in the United States,

•	emailing to InvestorRelations@aberdeen-asset.com, or

•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated

Aberdeen Global Income Fund, Inc.

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2006 were comprised of 91% net investment income and 9% return of paid-in capital.

In January 2007, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2006 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2006, the Fund’s share price was $13.00, which represented a discount of 3.4% to the NAV per share of $13.46. As of December 18, 2006, the share price was $13.44, representing a discount of 0.4% to the NAV per share of $13.50.

Auction Market Preferred Stock (AMPS)

The Fund’s $30 million of AMPS continued to be well bid at the regular auctions. The average interest rate paid was 4.926% over the year ended October 31, 2006, compared with an interest rate of 4.8234% for 30-day U.S. commercial paper over the same period. These rates were higher than for the preceding year. The key driver of the increase in the AMPS interest rates was a general rise in market interest rates following the U.S. Federal Reserve’s tightening of monetary policy on six occasions by a cumulative 1.5% during the year ended October 31, 2006.

Over the year ended October 31, 2006, the impact of the AMPS on the net asset value attributable to common shareholders was negative. Bond movements made a negative contribution, as ongoing inflation concerns placed upward pressure on global bond yields. However, this negative effect was mitigated by the locking in of fixed rates on 80% of the AMPS, pursuant to the interest rate swap agreement referred to below, prior to the U.S. Federal Reserve commencing its current monetary policy tightening cycle. The Fund’s locking in of fixed rates on a portion of the AMPS has meant that the differential between the AMPS funding rates and the yields at which the Fund invests remained positive despite the rise in U.S. short-term interest rates. Currency movements also made a small positive contribution.

These factors, in combination, produced a loss of 1.2% due to AMPS over the year ended October 31, 2006.

The Fund has entered into an interest rate swap agreement, based on an initial aggregate notional amount of $24 million, which represented 80% of the total AMPS outstanding. A portion of the interest rate swaps, with a nominal value of $4.8 million, expired on October 31, 2006. Upon expiration, the unhedged portion of the AMPS increased from a nominal value of $6 million to $10.8 million, and the coverage of the AMPS decreased from 80% to 64% of the outstanding AMPS. Under the terms of the agreement, as currently in effect, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2006	Amount (in $ million)	Fixed Rate Payable (%)
48 months	4.8	4.055
24 months	7.2	3.540
12 months	7.2	3.160

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (continued)

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Hedging Committee of the Board of Directors.

PORTFOLIO COMPOSITION

Quality of Investments

As of October 31, 2006, 86.3% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2006, compared with the previous quarter and twelve months:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*
Date	%	%	%	%	%	%
October 31, 2006	64.4	9.5	12.4	0.9	9.1	3.7
July 31, 2006	66.8	8.4	11.7	0.2	9.3	3.6
October 31, 2005	66.7	9.9	10.5	1.8	8.8	2.3

* Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2006, compared with the previous quarter and twelve months:

	Developed Markets	Investment Grade Developing Markets	Sub-Investment Grade Developing Markets
Date	%	%	%
October 31, 2006	71.8	17.2	11.0
July 31, 2006	74.5	15.2	10.3
October 31, 2005	83.3	10.5	6.2

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (concluded)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2006, compared with the previous quarter and twelve months:

	Developed Markets	Investment Grade Developing Markets	Sub-Investment Grade Developing Markets
Date	%	%	%
October 31, 2006	79.0	17.5	3.5
July 31, 2006	81.9	15.0	3.1
October 31, 2005	83.7	15.0	1.3

Maturity Composition

As of October 31, 2006, the average maturity of the Fund’s total investments was 5.9 years, which was unchanged from October 31, 2005. The table below shows the maturity composition of the Fund’s investments as of October 31, 2006, compared with the previous quarter and twelve months:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over
Date	%	%	%	%
October 31, 2006	41.2	15.8	29.7	13.3
July 31, 2006	41.0	18.3	31.5	9.2
October 31, 2005	39.7	14.3	35.0	11.0

Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies from the previous quarter and twelve month period.

	October 31, 2006		July 31, 2006		October 31, 2005
Australia
90 day bank bills		6.38%		6.21%		5.65%
10 year bonds		5.66%		5.84%		5.48%
Australian Dollar		$0.77		$0.77		$0.75

Canada
90 day bank bills		4.19%		4.27%		3.17%
10 year bonds		4.03%		4.31%		4.17%
Canadian Dollar		$0.89		$0.88		$0.85

Malaysia
90 day T-bills		3.55%		3.55%		2.82%
10 year bonds		3.98%		4.81%		4.18%
Malaysian Ringgit*	~~R~~	3.65	~~R~~	3.66	~~R~~	3.78

New Zealand
90 day bank bills		7.59%		7.51%		7.39%
10 year bonds		5.75%		5.85%		5.95%
New Zealand Dollar		$0.67		$0.62		$0.70

Philippines
90 day T-bills		5.73%		6.33%		6.16%
10 year bonds		7.61%		9.89%		11.71%
Philippines Peso*	(Peso)	49.84	(Peso)	51.47	(Peso)	54.89

Singapore
90 day T-bills		3.35%		2.91%		2.33%
10 year bonds		4.91%		5.05%		3.03%
Singapore Dollar*	S$	1.56	S$	1.58	S$	1.70

South Korea
90 day T-bills		4.57%		4.54%		3.72%
10 year bonds		4.91%		5.05%		5.49%
South Korean Won*	(Won)	942.20	(Won)	955.70	(Won)	1040.20

Thailand
90 day deposits		3.25%		3.25%		1.75%
10 year bonds		5.16%		5.49%		6.51%
Thai Baht*	~~B~~	36.72	~~B~~	37.84	~~B~~	40.80

United Kingdom
90 day bank bills		4.80%		4.50%		4.45%
10 year bonds		4.51%		4.61%		4.34%
British Pound		$1.91		$1.87		$1.77

U.S.$ Bonds**
Malaysia		5.24%		5.57%		4.95%
Philippines		5.46%		6.05%		5.70%
South Korea		4.96%		5.20%		4.34%
*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asset Management Asia Limited

December 2006

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS—113.1%
ARGENTINA—1.8%
	Republic of Argentina,
USD 2,225	8.28%, 12/31/33	NR	B+	$2,241,676

AUSTRALIA—21.3%
	ABN AMRO Bank NV,
AUD 500	6.50%, 5/17/18(a)	A1	A+	383,304
	Australia and New Zealand Banking Group, Ltd.,
AUD 500	6.25%, 5/23/16(a)	A1	A+	379,779
	Brisbane Airport Corporation, Ltd.,
AUD 1,000	7.30%, 6/30/10	Aaa	AAA	791,190
	Commonwealth of Australia,
AUD 550	10.00%, 10/15/07	Aaa	AAA	439,967
AUD 1,750	7.50%, 9/15/09	Aaa	AAA	1,405,562
AUD 250	5.75%, 6/15/11	Aaa	AAA	192,294
AUD 100	6.50%, 5/15/13	Aaa	AAA	80,333
AUD 250	6.00%, 2/15/17	Aaa	AAA	198,437
	FGL Finance Australia, Ltd.,
AUD 500	6.25%, 3/17/10	Baa2	BBB	379,734
	General Electric Capital Australia Funding Pty,
AUD 500	6.00%, 5/15/13	Aaa	AAA	377,185
AUD 600	6.00%, 4/15/15	Aaa	AAA	449,325
	GPT RE, Ltd.,
AUD 500	6.00%, 6/28/08	NR	BBB+	381,743
	Macquarie Bank, Ltd.,
AUD 500	6.50%, 5/31/17(a)	A3	A-	381,713
	National Capital Trust III,
AUD 500	7.1683%, 12/29/49(a)	A2	A-	386,859
	National Wealth Management,
AUD 500	6.75%, 6/16/26(a)	NR	A-	380,618
	New South Wales Treasury Corporation,
AUD 3,700	7.00%, 12/01/10	NR	AAA	2,941,964
	Northern Territory Treasury,
AUD 1,250	6.75%, 7/14/09	NR	NR	977,643
	Publishing & Broadcasting Finance, Ltd.,
AUD 800	6.15%, 7/04/15	NR	A-	594,930
	Queensland Treasury Corporation,
AUD 1,000	8.00%, 9/14/07 (Global)	Aaa	AAA	785,548
AUD 1,500	8.00%, 9/14/07	Aaa	AAA	1,178,323
AUD 1,700	6.00%, 6/14/11	Aaa	AAA	1,309,875
AUD 2,700	6.00%, 8/14/13	Aaa	AAA	2,089,264
AUD 2,200	6.00%, 10/14/15	Aaa	AAA	1,704,510
AUD 1,250	6.00%, 6/14/21	Aaa	AAA	976,265
	RWH Finance Pty, Ltd.,
AUD 500	6.20%, 3/26/21(a)	Aa2	NR	373,638

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
AUSTRALIA (continued)
	SPI Australia Finance Pty, Ltd.,
AUD 750	6.25%, 11/14/08	A1	A	$574,530
	St George Bank, Ltd.,
AUD 500	6.50%, 7/26/16(a)	A2	A	383,004
	Telstra Corporation, Ltd.,
AUD 500	7.25%, 3/30/10	A2	A	392,408
NZD 1,000	7.15%, 11/24/14	A2	A	663,626
	Treasury Corporation of Victoria,
AUD 1,500	10.25%, 11/15/06	Aaa	AAA	1,162,393
	Walker Finance Property, Ltd.,
AUD 700	6.42%, 12/30/11(a)	NR	AAA	542,415
	Wesfarmers Ltd.,
AUD 500	6.00%, 3/30/09	NR	A-	380,648
	Western Australia Treasury Corporation,
AUD 1,500	8.00%, 10/15/07	Aaa	AAA	1,178,111
AUD 2,250	8.00%, 6/15/13	Aaa	AAA	1,916,473

				26,733,611

BRAZIL—2.5%
	Bie Bank & Trust, Ltd.,
BRL 3,500	14.10%, 2/02/09	NR	NR	1,653,414
	Federal Republic of Brazil,
USD 1,200	10.00%, 8/07/11	Ba2	BB	1,416,600

				3,070,014

CANADA—21.7%
	Canadian Government,
NZD 1,000	6.625%, 10/03/07	Aaa	AAA	667,128
CAD 2,500	5.50%, 6/01/10	Aaa	AAA	2,346,825
CAD 3,000	10.25%, 3/15/14	Aaa	AAA	3,738,239
CAD 2,000	8.00%, 6/01/23	Aaa	AAA	2,611,129
CAD 2,000	9.00%, 6/01/25	Aaa	AAA	2,903,441
	Canada (Cayman),
CAD 750	7.25%, 6/01/08	Aaa	NR	697,894
	Ontario Hydro,
CAD 500	8.50%, 5/26/25	Aa2	AA	667,687
	Province of British Columbia,
CAD 2,000	9.50%, 1/09/12	Aaa	AA+	2,231,818
	Province of Manitoba,
NZD 1,000	6.375%, 9/01/15	Aa2	AA-	658,787
	Province of Manitoba Series EMTN,
CAD 3,500	7.00%, 5/21/07	Aa2	AA-	3,167,443
	Province of New Brunswick,
CAD 2,000	7.75%, 1/13/14	Aa3	AA-	2,164,436
	Province of Newfoundland,
CAD 1,000	5.125%, 12/29/10	A2	A	918,770
	Province of Ontario,
NZD 1,500	6.25%, 6/16/15	Aa2	AA	975,321

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
CANADA (continued)
	Province of Quebec,
NZD 1,000	6.75%, 11/09/15	Aa3	A+	$668,881
	Quebec Hydro,
CAD 2,000	9.625%, 7/15/22	Aa3	A+	2,776,010

				27,193,809

COLOMBIA—0.7%
	Republic of Colombia,
COP 1,600,000	12.00%, 10/22/15	Ba2	BB	815,900

FINLAND—2.0%
	Republic of Finland,
GBP 1,250	10.125%, 6/22/08	Aaa	AAA	2,561,698

FRANCE—1.6%
	Dexia Municipal Agency,
NZD 3,000	7.00%, 11/26/07	Aaa	AAA	1,997,322

GERMANY—4.4%
	Kreditanstalt fuer Wiederaufbau,
TRY 1,500	13.50%, 3/03/08	Aaa	AAA	956,134
MXN 15,000	9.75%, 5/27/08	Aaa	AAA	1,426,506
	Kreditanstalt fuer Wiederaufbau International Finance, Inc.,
USD 3,000	5.75%, 1/15/08	Aaa	AAA	3,024,165

				5,406,805

INDONESIA—1.2%
	Indonesia Government,
IDR 12,000,000	13.15%, 3/15/10	NR	BB+	1,445,926

IRELAND—0.6%
	Red Arrow International Leasing,
RUB 17,804	8.375%, 3/31/12	Baa2	BBB-	690,011

JAMAICA—1.2%
	Government of Jamaica,
EUR 1,000	11.00%, 7/27/12	B1	B	1,520,141

KAZAKHSTAN—0.8%
	Kazkommerts International BV,
USD 1,000	7.875%, 4/07/14	Baa1	BB+	1,028,120

LUXEMBOURG—0.4%
	Vimpel-Communications,
USD 500	8.00%, 2/11/10	Ba3	BB+	516,575

MEXICO—0.7%
	Mexican Fixed Rate Bonds,
MXN 9,000	9.50%, 12/18/14	Baa1	A	911,842

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
NETHERLANDS—1.8%
	Nederlandse Waterschapsbank,
NZD 500	6.50%, 10/17/08	Aaa	AAA	$329,105
	Rabo Australia, Ltd.,
NZD 3,000	6.25%, 11/22/11	Aaa	AAA	1,941,833

				2,270,938

NEW ZEALAND—3.5%
	Auckland Healthcare Services, Ltd,
NZD 1,000	7.75%, 9/15/15	Aaa	AAA	709,753
	Bank of New Zealand,
NZD 1,000	7.50%, 9/15/08	NR	AA-	668,944
	Deutsche Bank AG,
NZD 2,000	7.14%, 6/16/14	A1	A+	1,330,170
	Housing New Zealand,
NZD 1,500	8.00%, 11/15/06	Aaa	AAA	1,004,415
	Powerco, Ltd.,
NZD 1,000	6.39%, 3/29/13	NR	AAA	648,352

				4,361,634

PERU—1.3%
	Republic of Peru,
USD 1,300	9.875%, 2/06/15	Ba3	BB	1,631,500

PHILIPPINES—3.0%
	Philippine Long Distance Telephone Company,
USD 1,400	11.375%, 5/15/12	Ba2	BB+	1,721,969
	Republic of Philippines,
USD 1,913	7.50%, 9/25/24	B1	NR	2,032,562

				3,754,531

RUSSIA—1.5%
	Evraz Group SA,
USD 900	8.25%, 11/10/15	B2	BB-	922,500
	Russian Standard Finance SA,
USD 1,000	8.625%, 5/05/11	Ba2	B+	996,000

				1,918,500

SINGAPORE—2.4%
	Singapore Government,
SGD 4,500	3.75%, 9/01/16	Aaa	AAA	3,026,902

SWITZERLAND—4.5%
	Eurofima,
AUD 3,500	9.875%, 1/17/07	Aaa	AAA	2,726,013
AUD 200	6.00%, 1/28/14	Aaa	AAA	153,123
AUD 1,500	6.25%, 12/28/18	Aaa	AAA	1,184,600
	European Investment Bank,
NZD 2,300	7.00%, 12/17/07	Aaa	AAA	1,530,849

				5,594,585

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (continued)
TURKEY—0.7%
	Republic of Turkey,
USD 800	11.00%, 1/14/13	Ba3	BB-	$964,000

UNITED KINGDOM—27.3%
	Barclays Bank PLC,
GBP 1,000	9.875%, 5/29/49	Aa2	A+	2,025,441
	British Gas PLC,
GBP 1,400	8.875%, 7/08/08	A2	A	2,813,722
	EGG Banking PLC,
GBP 500	5.125%, 12/21/07	A3	NR	949,458
	Prudential Finance B.V.,
GBP 500	9.375%, 6/04/07	NR	A+	974,103
	United Kingdom Treasury,
GBP 1,100	7.50%, 12/07/06	Aaa	AAA	2,102,821
GBP 6,700	8.50%, 7/16/07	Aaa	AAA	13,080,060
GBP 3,800	5.75%, 12/07/09	Aaa	AAA	7,422,288
GBP 1,500	8.00%, 9/27/13	Aaa	AAA	3,423,823
GBP 600	8.00%, 12/07/15	Aaa	AAA	1,436,043

				34,227,759

UNITED STATES—5.4%
	Bank of America Corp.,
AUD 500	6.50%, 12/05/08	Aa2	AA-	386,173
	General Electric Capital Corp.,
NZD 1,000	6.625%, 2/04/10	Aaa	AAA	656,702
NZD 1,000	6.50%, 9/28/15	Aaa	AAA	652,943
	Goldman Sachs Group, Inc.,
AUD 500	6.35%, 4/12/16	Aa3	AA-	377,826
	HSBC Finance Corp,
AUD 800	6.50%, 9/22/11	Aa3	AA-	613,827
	International Finance Corp.,
NZD 1,000	6.75%, 7/15/09	Aaa	AAA	658,635
	Merrill Lynch & Co., Inc.,
AUD 200	6.75%, 3/12/14	Aa3	AA-	156,466
	Monumental Global Funding, Ltd.,
AUD 500	6.50%, 11/08/11	Aa3	AA	385,219
	Morgan Stanley,
NZD 1,500	6.86%, 9/06/12	Aa3	NR	984,220
	SLM Corp.,
NZD 1,500	6.50%, 6/15/10	A2	A	980,861
	Travelers Insurance Company Institutional Funding, Ltd.,
AUD 500	6.00%, 4/07/09	Aa2	AA	381,628
	Wells Fargo & Co.,
AUD 700	5.75%, 7/12/10	Aa1	AA	527,506

				6,762,006

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Principal Amount (000)	Description	Moody’s Rating (unaudited)	S&P Rating (unaudited)	Value (US$)

LONG-TERM INVESTMENTS (concluded)
URUGUAY—0.8%
	Republica Orient Uruguay,
USD 1,000	7.625%, 3/21/36	B3	B+	$1,034,050

Total Long-Term Investments (cost $124,846,924)				141,679,855

SHORT-TERM INVESTMENTS—7.5%
UNITED STATES—7.5%
CAD 362	State Street Bank and Trust Company Time Deposit,
	2.00%, 11/01/06	NR	NR	323,084
GBP 851	State Street Bank and Trust Company Fixed Deposit,
	4.25%, 11/01/06	NR	NR	1,623,086
NZD 1,156	State Street Bank and Trust Company Fixed Deposit,
	5.50%, 11/01/06	NR	NR	774,000
USD 6,670	Repurchase Agreement, State Street Bank and Trust Company,
	4.75% dated 10/31/06, due 11/01/06 in the amount of $6,670,880 (collateralized by $2,385,000 U.S. Treasury Bond, 8.75% due 8/15/20; value $3,365,152 and $2,410,000 U.S. Treasury Bond, 8.75% due 5/15/20; value $3,449,313)	NR	NR	6,670,000

Total Short-Term Investments (cost $9,353,247)				9,390,170

Total Investments—120.6% (cost $134,200,171)				151,070,025
Other Assets in Excess of Liabilities—3.3%				4,158,820
Liquidation Value of Preferred Stock—(23.9%)				(30,000,000)

Net Assets Applicable to Common Shareholders—100.0%				$125,228,845

NR—Not rated by Moody’s and/or Standard & Poor’s.
AUD—Australian dollar	EUR—Euro	MXN—Mexican peso	SGD—Singapore dollar
BRL—Brazilian real	GBP—British pound	MYR—Malaysian ringgit	TRY—Turkish lira
CAD—Canadian dollar	IDR—Indonesian rupiah	NZD—New Zealand dollar	USD—United States dollar
COP—Colombian peso	KRW—South Korean won	RUB—Russian ruble	ZAR—South African rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2006.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2006

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
UBS AG	October 31, 2007	7,200	3.160%	1 month LIBOR	$144,620
UBS AG	October 31, 2008	7,200	3.540%	1 month LIBOR	198,197
UBS AG	October 31, 2010	4,800	4.055%	1 month LIBOR	150,367

					$493,184

Futures Contracts

	Expiration	Number of Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contract:
Australian Treasury Bond 6%—3 year	December 2006	27	$(9,086)
Sale Contract:
Australian Treasury Bond 6%—10 year	December 2006	14	8,212

			$(874)

Foreign Forward Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2006	Sale Value as of October 31, 2006	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
settlement date 12/19/06	BRL2,000,000	USD928,074	$926,229	$928,074	$(1,845)
Colombian Peso/United States Dollar
settlement date 12/19/06	COP1,700,000,000	USD721,868	733,253	721,868	11,385
Malaysian Ringgit/United States Dollar
settlement date 12/19/06	MYR17,225,500	USD4,711,433	4,727,664	4,711,433	16,231
South African Rand/United States Dollar
settlement date 12/19/06	ZAR11,000,000	USD1,402,455	1,483,222	1,402,455	80,767
South Korean Won/United States Dollar
settlement date 11/30/06	KRW4,259,250,000	USD4,500,000	4,524,018	4,500,000	24,018
United States Dollar/Australian Dollar
settlement date 11/15/06	USD3,825,950	AUD5,000,000	3,825,950	3,867,754	(41,804)
settlement date 1/16/07	USD6,200,000	AUD8,365,943	6,200,000	6,461,155	(261,155)
United States Dollar/Canadian Dollar
settlement date 12/19/06	USD3,900,000	CAD4,323,930	3,900,000	3,864,763	35,237
settlement date 12/29/06	USD5,400,540	CAD6,000,000	5,400,540	5,364,541	35,999
United States Dollar/New Zealand Dollar
settlement date 11/15/06	USD16,406,000	NZD26,000,000	16,406,000	17,392,076	(986,076)

		Net USD Total	$48,126,876	$49,214,119	$(1,087,243)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

October 31, 2006

Assets
Investments, at value (cost $134,200,171)	$151,070,025
Foreign currency, at value (cost $4,876,315)	5,010,069
Cash at broker.	123,045
Interest receivable	3,664,141
Net unrealized appreciation on interest rate swaps	493,184
Receivable for investments sold	422,298
Unrealized appreciation on foreign forward currency exchange contracts	203,642
Prepaid expenses	60,031

Total assets	161,046,435

Liabilities
Payable for investments purchased	3,435,279
Unrealized depreciation on foreign forward currency exchange contracts	1,291,942
Dividends payable to common shareholders	604,871
Investment management fee payable	87,476
Payable for foreign forward currency exchange contracts closed	82,373
Dividends payable to preferred shareholders	26,136
Administration fee payable	20,187
Due to custodian	10,377
Variation margin payable for futures contracts	699
Accrued expenses and other liabilities	258,250

Total liabilities	5,817,590

Preferred stock
$.001 par value per share and $25,000 liquidation value per share applicable to 1,200 shares (Note 6)	30,000,000

Net Assets Applicable to Common Shareholders	$125,228,845

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,306
Paid-in capital in excess of par	113,419,622
Distributions in excess of net investment income	(4,044,324)
Accumulated net realized loss on investment transactions	(1,456,719)
Net unrealized appreciation on investments	3,608,622
Accumulated net realized foreign exchange gains	836,050
Net unrealized foreign exchange gains	12,856,288

Net Assets Applicable to Common Shareholders	$125,228,845

Net asset value per common share based on 9,305,708 shares issued and outstanding	$13.46

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2006

Net Investment Income
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $57,391)	$8,961,259

Expenses
Investment management fee	1,010,268
Legal fees and expenses	373,635
Directors’ fees and expenses	262,508
Administration fee	233,138
Reports to shareholders and proxy solicitation	159,960
Independent auditors’ fees and expenses	113,658
Insurance expense	93,556
Auction agent’s fees and expenses	79,981
Custodian’s fees and expenses	64,902
Investor relations fees and expenses	62,621
Transfer agent’s fees and expenses	21,727
Registration fees	1,800
Miscellaneous	53,085

Total operating expenses	2,530,839

Net investment income	6,430,420

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Net realized gain on:
Investment transactions	853,234
Interest rate swaps	366,027
Futures contracts	30,110
Foreign currency transactions	615,343

1,864,714

Net change in unrealized appreciation/depreciation on:
Investments	(1,572,930)
Interest rate swaps	(218,388)
Futures contracts	(453)
Foreign currency translation	1,197,921

(593,850)

Net gain on investments, swaps, futures, and foreign currencies .	1,270,864

Net Increase in Net Assets Resulting From Operations	7,701,284

Dividends to preferred shareholders from net investment income	(1,455,271)

Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	$6,246,013

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31,
	2006	2005
Increase/(Decrease) in Net Assets Applicable to Common Shareholders
Operations
Net investment income	$6,430,420	$7,047,291
Net realized gain on investments, swaps, and futures	1,249,371	2,140,935
Net realized gain on foreign currency transactions	615,343	8,645,234
Net change in unrealized appreciation on investments, swaps, and futures	(1,791,771)	172,298
Net change in unrealized appreciation/depreciation on foreign currency translation	1,197,921	(9,004,148)

Net increase in net assets resulting from operations	7,701,284	9,001,610

Dividends to preferred shareholders from net investment income	(1,455,271)	(927,701)

Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	6,246,013	8,073,909

Distributions to common shareholders from:
Net investment income	(9,142,053)	(6,698,146)
Tax return of capital	(954,639)	—

Total decrease in net assets from distributions to shareholders	(10,096,692)	(6,698,146)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 0 and 21,052 shares of common stock, respectively	—	299,781

Total increase/(decrease) in net assets applicable to common shareholders	(3,850,679)	1,675,544
Net Assets Applicable to Common Shareholders
Beginning of year	129,079,524	127,403,980

End of year (including distributions in excess of net investment income of ($4,044,324) and ($633,322), respectively) .	$125,228,845	$129,079,524

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2006	2005	2004	2003	2002
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$13.87	$13.72	$12.43	$10.46	$9.99

Net investment income	0.69	0.76	0.68	0.57	0.52
Net realized and unrealized gains on investments, swaps, futures and foreign currencies	0.14	0.21	1.38	2.17	0.76
Dividends to preferred shareholders from
net investment income	(0.16)	(0.10)	(0.05)	(0.05)	(0.07)

Total from investment operations applicable to common shareholders	0.67	0.87	2.01	2.69	1.21

Distributions to common shareholders from:
Net investment income	(0.98)	(0.72)	(0.72)	(0.44)	(0.04)
Tax return of capital	(0.10)	—	—	(0.28)	(0.70)

Total distributions	(1.08)	(0.72)	(0.72)	(0.72)	(0.74)

Net asset value per common share, end of year	$13.46	$13.87	$13.72	$12.43	$10.46

Market value, end of year	$13.00	$13.05	$14.02	$13.62	$9.35

TOTAL INVESTMENT RETURN BASED ON(2):
Market value	8.23%	(1.94%)	8.77%	55.30%	12.45%
Net asset value	5.43%	6.50%	16.64%	26.70%	13.30%
RATIO TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS/SUPPLEMENTARY DATA(3):
Net assets applicable to common shareholders, end of year (000 omitted)	$125,229	$129,080	$127,404	$115,183	$96,951
Average net assets applicable to common shareholders (000 omitted)	125,426	131,739	121,359	107,415	92,148
Operating expenses	2.02%	1.71%	1.96%	2.30%	2.17%
Net investment income	3.97%	4.65%	4.86%	4.49%	4.57%
Portfolio turnover	30%	36%	22%	31%	39%
Senior securities (preferred stock) outstanding (000 omitted)	$30,000	$30,000	$30,000	$30,000	$30,000
Asset coverage on preferred stock at year end	517%	530%	525%	484%	423%

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.13%, 5.35%, 5.22%, 4.90%, and 5.22%, respectively.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: investments in Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and the Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes (see Taxes below).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and ask price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains/(losses) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swaps:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s AMPS. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counter party to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Foreign Forward Currency Exchange Contracts:

A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from the unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2006, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board (“FASB”) issued interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during the fiscal 2008 year-end and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact of the adoption of SFAS 157 on the Fund’s financial statement disclosures is currently being evaluated.

Reclassification of Capital Accounts:

For the year ended October 31, 2006, the Fund decreased distributions in excess of net investment income by $1,710,541, increased accumulated net realized losses on investment transactions by $1,500,388, increased accumulated net realized foreign exchange gains by $744,486 and decreased paid-in capital in excess of par by $954,639. These reclassifications are a result of permanent differences primarily attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement as in effect prior to June 7, 2006, provided the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly total net assets of both common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. Effective June 7, 2006, the management agreement was amended to provide the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $384,599 to the Investment Adviser and approximately $5,300 to the Consultant during the year ended October 31, 2006.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator. Pursuant to the administration agreement, as in effect prior to January 12, 2006, AAMI received a fee at an annual rate of 0.15% of the Fund’s average weekly net assets of both common and preferred shareholders. Effective January 12, 2006, the administration agreement was amended to provide that AAMI

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

receives a fee at an annual rate equal to 0.15% of the Fund’s average weekly Managed Assets, which are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2006, the Fund incurred fees of $49,759 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006, aggregated $46,771,800 and $40,449,551, respectively.

Note 4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

	October 31, 2006	October 31, 2005
Distributions paid from:
Ordinary Income	$10,597,324	$7,625,847
Tax Return of Capital	954,639	—

Total Tax Character of Distributions	$11,551,963	$7,625,847

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$(631,007)
Undistributed long-term capital gains—net	—

Total undistributed earnings	$(631,007)
Capital loss carryforward	(1,383,179	)*
Unrealized gain/(losses)—net	13,814,103	**

Total accumulated earnings/(losses)—net	$11,799,917

*	On October 31, 2006, the Fund had a net capital loss carryforward of $1,383,179 of which $991,666 expires in 2010, $116,280 expires in 2011 and $275,233 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, and the tax deferral of wash sales and straddles.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation
$152,278,485	$3,317,674	$4,526,134	$1,208,460

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Note 5. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At October 31, 2006, there were 9,305,708 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its common stock in the open market during any 12-month period, if and when the discount to NAV is at least 10%. Through October 31, 2006, there have been no share repurchases through this program.

Note 6. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock (“AMPS”) authorized. The 1,200 shares of AMPS outstanding consist of one series, W-7. The AMPS have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS have rights set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on the AMPS are cumulative at a rate typically reset every 28 days based on the results of an auction. Dividend rates ranged from 4.20% to 5.35% during the year ended October 31, 2006. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding AMPS would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of AMPS are also entitled to elect two of the Fund’s directors.

Note 7. Subsequent Events

Subsequent to October 31, 2006, the Fund declared a monthly distribution of 6.5 cents per common share payable on December 15, 2006 and January 12, 2007 to common shareholders of record on November 30, 2006 and December 29, 2006, respectively.

Subsequent to October 31, 2006, distributions declared and paid on the AMPS totaled $126,324 for the outstanding preferred share series through November 24, 2006.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of

Aberdeen Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Global Income Fund, Inc. (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 15, 2006

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by Fund during the fiscal year ended October 31, 2006:

Common Shareholders

Payable Date	Return of Capital*	Foreign Taxes Paid**	Foreign Source Income***
November 14, 2005-December 16, 2005	—	0.66%	92.70%
January 13, 2006	—	1.10%	90.88%
February 10, 2006-October 13, 2006	18.32%	1.25%	81.91%
Preferred Shareholders
Payable Date		Foreign Taxes Paid*	Foreign Source Income**
November 2005-December 2005		2.48%	87.59%
January 2006-October 2006		1.58%	100.00%

*	Expressed as a percentage of the distributions paid.
**	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult their tax advisors regarding the appropriate treatment of foreign taxes paid.
***	Expressed as a percentage of the distributions paid grossed-up for foreign taxes paid.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by The Bank of New York (the “Plan Agent”) in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or by calling 1-800-432-8224.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
Interested Director

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Martin J. Gilbert** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 51	President Class III Director	Term as Director expires 2009; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He has been President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. since February 2004. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President from 1995 to October 2006, of Aberdeen Asset Management Inc., the Fund’s Administrator.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information
Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
David L. Elsum, A.M. c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 69	Class I Director	Term expires 2008; Director since 1992	Mr. Elsum is Chairman of Queen Victoria Market and Melbourne Wholesale Fish Market, both wholly-owned by the city of Melbourne. For a period in excess of five years, he has served as a non-executive director of Aberdeen Leaders Ltd., a listed Australian investment company. He is also a member of the Essential Services Commission Appeals Panel in Victoria, Australia, and has served as an advisor to the City of Port Phillip and the State of Victoria since 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.
P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 55	Chairman of the Board; Class I Director	Term expires 2008; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two London AIM-listed companies (healthcare software) in addition to a privately owned pharmaceutical company. He currently serves as director of European Growth & Income Trust PLC.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information (continued)
Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Neville J. Miles c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 60	Class III Director	Term expires 2007; Director since 1999	Mr. Miles has been Chief Executive Officer of Pulse International Pty. Ltd. (financial transaction processing) since 2004. Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.
William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 58	Class II Director	Term expires 2009; Director since 1992	Mr. Potter has been Chairman of Robert Meredith & Co. Inc., (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1989 to 2004.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.
Peter D. Sacks Toron Capital Markets, Inc. 590 King Street West Suite 200 Toronto, Ontario M5V 1M3 Canada Age: 61	Class II Director	Term expires 2009; Director since 1992	Mr. Sacks has been Managing Partner of Toron Capital Markets (investment management) since 1988.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.
Dr. Anton E. Schrafl Wiesenstrasse 7 CH-8008 Zurich Switzerland Age: 74	Preferred Stock Director	Term expires 2007; Director since 1993	Dr. Schrafl has been Chairman of the Board of Dynavest Ltd. (investment management company) since 2002. He was Deputy Chairman of Holcim Limited (global manufacturer and distributor of cement and allied products) from 1985 until 2002.	2	Aberdeen Asia-Pacific Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Board of Directors Information (concluded)
Independent Directors (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
E. Duff Scott c/o Aberdeen Asset Management Asia Limited 21 Church Street #01–01 Capital Square Two Singapore 049480 Age: 69	Class I Director	Term expires 2008; Director since 1992	Mr. Scott has been Chairman of QLT Inc. (biopharmaceutical company) since 1999.	1
John T. Sheehy B.V. Murray and Company 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 64	Preferred Stock Director	Term expires 2007; Director since 1992	Mr. Sheehy has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (venture capital) since 1997.	3	Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Australia Equity Fund, Inc.
Warren C. Smith 1002 Sherbrooke St. West Suite 1600 Montreal, Quebec H3A 3L6 Canada Age: 50	Class III Director	Term expires 2007; Director since 1992	Mr. Smith has been Managing Editor of BCA Publications (financial publications) since 1982.	1
*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Alison Briggs Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000 Australia Age: 34	Vice President**	Since 2004	Head of Fixed Income Australia (since 2006) and Senior Portfolio Manager (from 2001-2005) of Aberdeen Asset Management Limited (the Fund’s Investment Adviser).

Annette Fraser Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 42	Vice President**	Since 2006	Head of Fixed Income – Asia Pacific Region (since February 2006) and Portfolio Manager (September 2005-January 2006) of Aberdeen Asset Managers Limited (an affiliate of the Fund’s Investment Manager and Investment Adviser); Managing Director – Fixed Income (from 1990-2005) Deutsche Asset Management Investment Services Limited.

Derek Fulton Aberdeen Asset Management Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 34	Vice President**	Since 2005	Head of Global Sovereign and Asian Fixed Income, and a Director, of Aberdeen Asset Management Asia Limited (the Fund’s Investment Manager) (since 2004); Senior Portfolio Manager, Global Fixed Income of Aberdeen Asset Managers Limited.

Steve Ilott Aberdeen Asset Management Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 39	Vice President**	Since 2006	Head of Fixed Income – Global Business (since 2005) Aberdeen Asset Managers Limited; Head of Fixed Income (from 1998-2005) Deutsche Asset Management Investment Services Limited.

Christian Pittard Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 33	Treasurer and Assistant Secretary***	Since 2001	Director and Vice President (since 2006), Chief Executive Officer, from October 2005 to September 2006, and employee (since June 2005) of Aberdeen Asset Management Inc. (the Fund’s Administrator); Member of Executive Management Committee of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former investment manager) (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 2000 to May 2005); Managing Director of Aberdeen Asset Managers Jersey Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (from 1999 to November 2005).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

James Capezzuto Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 43	Vice President– Compliance***	Since 2005	Vice President and Chief Compliance Officer (since October 2005) and employee (since September 2005) of Aberdeen Asset Management Inc.; Director and associate general counsel of UBS Global Asset Management – Americas region (from 2004 to September 2005); Senior Vice President and Senior Compliance Manager of Bank of America Corporation (from 2003 to 2004); Counsel, Compliance Director of Steinberg Priest & Sloane Capital Management LLC (from 2002 to 2003) and Director and Senior Counsel of Deutsche Asset Management (from 1996 to 2002).

Alan Goodson Aberdeen Asset Management Inc. 1735 Market Street 37th Floor Philadelphia, PA 19103 Age: 32	Secretary and Assistant Treasurer***	Since 2005	Vice President and Secretary (since October 2005) and employee (since June 2005) of Aberdeen Asset Management Inc.; Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on March 9, 2006, except for Ms. Fraser and Mr. Ilott, who were elected on June 7, 2006.
**	Ms. Briggs, Mr. Fulton, Ms. Fraser and Mr. Ilott hold the same position with Aberdeen Asia-Pacific Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Messrs. Pittard, Capezzuto and Goodson hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be a part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Directors

P. Gerald Malone, Chairman

David L. Elsum

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Anton E. Schrafl

E. Duff Scott

John T. Sheehy

Warren C. Smith

Officers

Martin J. Gilbert, President

Alison Briggs, Vice President

Annette Fraser, Vice President

Derek Fulton, Vice President

Steve Ilott, Vice President

James Capezzuto, Vice President—Compliance

Christian Pittard, Treasurer and Assistant Secretary

Alan Goodson, Secretary and Assistant Treasurer

Beverley Hendry, Assistant Treasurer

Timothy Sullivan, Assistant Treasurer

Donald C. Burke, Assistant Treasurer

Andrea L. Melia, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Global Income Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103

Consultant	CIBC World Markets, Inc. BCE Place, Canada Trust Tower P.O. Box 500 Toronto, Ontario, M5J 2S8 Canada

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	The Bank of New York Shareholder Relations Department P.O. Box 11258 Church Street Station New York, NY 10286 1-800-432-8224

Auction Agent	Deutsche Bank Trust Company Americas 280 Park Avenue, 9th Floor New York, NY 10018

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

Investor Relations	Aberdeen Asset Management Inc. 1735 Market Street, 37th Floor Philadelphia, PA 19103 1-866-839-5233 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)	As of October 31, 2006, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Registrant’s Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated David Elsum, John Sheehy and Peter Sacks as Audit Committee Financial Experts. Mr. Elsum, Mr. Sheehy and Mr. Sacks are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)[1] Audit-Related Fees	(c)[2] Tax Fees	(d) All Other Fees
October 31, 2006	$96,000	$9,500	$6,700	Nil
October 31, 2005	$116,610	$9,500	$6,100	Nil

[1]	The Audit-Related Fees are for reviewing the Basic Maintenance Tests carried out in respect of the Registrant’s Auction Market Preferred Stock.
[2]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2005
Registrant	$13,400	$15,600
Registrant’s Investment Manager	Nil	Nil

(h)	The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2006, the audit committee members were:

David L Elsum

John Sheehy

Peter D. Sacks

Warren Smith

(b)	Not applicable.

Item 6 – Schedule of Investments.

Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

(a)

(1)

Individual & Position	Services Rendered	Past business Experience

Derek Fulton *** BA (Hons), AIIMR (Commenced 1996) Director, Fixed Income [Singapore]	Responsible for Australian & Asian fixed interest strategy and asset allocation.	Currently is a member of the London currencies team and of the Global Portfolio Selection Team and previously a portfolio manager on the fixed income team.

Alton Gwee BSc, CFA (Commenced May 2001) Head of Fixed Income [Singapore]	Responsible for Asian fixed income research and portfolio management.	Appointed head of fixed income for Singapore in 2006. In 2001, he joined Aberdeen from Bayerische Hypo-und Vereinsbank AG Singapore where he was an associate director in the Treasury department.

Kenneth Akintewe MArts (Econs), MSc (Int. Banking/Financial) (Commenced August 2005) Portfolio Manager [Singapore]	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management.	Currently is a portfolio manager in the Asian fixed income team. Joined Aberdeen in 2002, initially on the global equities desk in Glasgow, before transferring to the global bond team in 2003.

Alison Briggs BBus, ASIA (Commenced March 1998) Head of Fixed Income - Australia	Responsible for Australian portfolio management, dealing and Australian economics and dollar-bloc currency research.	Currently is the head of fixed income in Australia. Joined in 2001 when Aberdeen acquired the Equitilink investment management business. Prior to working at Equitilink she was an assistant director at SBC Warburg (now UBS Australia).

Ky Van Tang BCom, BSc (Adv) (Commenced January 2002) Portfolio Manager – Fixed Income	Responsible for Australian portfolio management, Australian economics, dollar-bloc currency research, dealing and credit research.	Currently is a portfolio manager in the Australian fixed income team. Joined Aberdeen in 2002 prior to which she worked at Value Capital Management, Sydney.

November 2006

(2)

	Registered Investment Company Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Derek Fulton	1	$485	4	$178	0	$0
Alton Gwee	0	$0	2	$3.76	0	$0
Kenneth Akintewe	0	$0	2	$3.76	0	$0
Alison Briggs	0	$0	1	$63.1	1	$45.6
Ky Van Tang	0	$0	1	$63.1	1	$45.6

There are no accounts managed by the Portfolio Managers with respect to which part of the advisory fee is based on the performance of the account.

(3) Aberdeen recognizes the need to provide a competitive compensation package in order to attract and retain high calibre staff. In addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participation in a company-wide stock ownership plan. Key executives participate in a substantial stock option plan; also cash-backed and equity-backed long-term incentive plans. The Portfolio Manager does not receive compensation from additional sources. In addition, the Portfolio Manager receives no difference in compensation between work done for the Registrant or other accounts. A description of the various compensation plans is provided below:

Executive Share Option Plan. The Aberdeen Group has an executive share option plan. Options are granted based on assessment of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised once the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share Incentive Plan. The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of the shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension. The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred Bonus. During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses will be paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”). The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or

2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and the Aberdeen Group’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary; equity incentives could provide a substantially greater part of compensation over the longer term (3 years or more).

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially owner by the Portfolio Manager
Derek Fulton	$0
Alton Gwee	$0
Kenneth Akintewe	$0
Alison Briggs	$0
Ky Van Tang	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2005 through, November 30, 2005	0	0	0	930,571

December 1, 2005 through December 31, 2005	0	0	0	930,571

January 1, 2006 through January 31, 2006	0	0	0	930,571

February 1, 2006 through February 29, 2006	0	0	0	930,571

March 1, 2006 through March 31, 2006	0	0	0	930,571

April 1, 2006 through April 30, 2006	0	0	0	930,571

May 1, 2006 through May 31, 2006	0	0	0	930,571

June 1, 2006 through June 30, 2006	0	0	0	930,571

July 1, 2006 through July 31, 2006	0	0	0	930,571

August 1, 2006 through August 31, 2006	0	0	0	930,571

September 1, 2006 through September 30, 2006	0	0	0	930,571

October 1, 2006 through October 31, 2006	0	0	0	930,571

Total	0	0	0	—

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2006, there were no material changes to the policies by which shareholders may recommend nominees to the Fund’s Board.

Item 11 - Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Global Income Fund, Inc.

Date: December 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Global Income Fund, Inc.

Date: December 21, 2006

By:	/s/ Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Global Income Fund, Inc.

Date: December 21, 2006

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications